UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22314

Oppenheimer Corporate Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  July 31

Date of reporting period:  7/31/2012

Item 1.  Reports to Stockholders.

July 31, 2012

Oppenheimer Corporate Bond Fund	Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund’s Portfolio Manager

ANNUAL REPORT

Fund Allocations

Fund Performance Discussion

Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Corporate Bonds and Notes—Top Ten Industries
Oil, Gas & Consumable Fuels	8.8%
Capital Markets	7.0
Insurance	5.9
Diversified Financial Services	5.4
Commercial Banks	5.2
Diversified Telecommunication Services	4.9
Media	3.7
Metals & Mining	2.8
Food Products	2.7
Energy Equipment & Services	2.4

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2012, and are based on net assets.

Credit Rating Breakdown	NRSRO Only Total
AAA	6.9%
AA	4.4
A	31.0
BBB	47.0
BB	9.1
B	0.2
CCC	1.3
CC	0.1

Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of July 31, 2012 and are subject to change. Except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information

6	OPPENHEIMER CORPORATE BOND FUND

FUND PERFORMANCE DISCUSSION

How has the Fund performed? Below is a discussion of the Fund’s performance during the reporting period ended July 31, 2012, followed by graphical comparisons of the Fund’s performance to an appropriate broad-based market index.

Management’s Discussion of Fund Performance. Oppenheimer Corporate Bond Fund’s Class A shares (without sales charge) returned 10.53% during the reporting period. In comparison, the Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Index”), which returned 7.25%. Although markets remained volatile throughout the period, monetary responses from the U.S. and European Union increased our comfort with the economic environment, leading us to favor spread products—credit, high yield bonds and mortgage-backed obligations—at the expense of government debt. This positioning, paired with our bottom-up fundamental security selection, drove the Fund’s positive performance this period. Several tactical approaches also contributed to performance this period, including overweighting the financial sector, capitalizing on select issuers with improving credit quality, and identifying attractive opportunities created by mergers and acquisitions.

In our allocation to corporate bonds and notes, we maintained an overweight position to the financial sector because of the sector’s relatively attractive spreads and its volatility characteristics. Our focus on the sector contributed to outperformance, as it was one of the strongest performing sectors for the Fund during the period. While volatility has been high over the period, financials began to outperform in January as policymakers demonstrated resolve in supporting the Eurozone through the dual Long-Term Refinancing Operations, which led to market confidence that the likelihood of an eminent liquidity crisis would be averted. The resolution of Moody’s ratings actions on global capital market intermediaries in late June led to outperformance during the end of the period after a period of volatility during April and May. Deleveraging and regulatory changes implemented as a result of the credit crisis have generally left bank balance sheets fundamentally better positioned as they report strong capital levels and record amounts of liquidity. The same fundamental improvements hold true for the other areas of the financial sector, insurance and specialty finance. While the financial sector’s spreads continue to trade wide relative to other parts of the credit universe, we believe over the long term that spreads in the sector will tighten as the macro outlook in the U.S. improves, regulatory uncertainty lifts, and market disruptions outside of the U.S. move towards resolution. Other corporate bond sectors that benefited performance were food and beverage, electric utilities and wirelines. While most sectors produced positive results for the Fund, supermarkets resulted in a slight negative contribution to the Fund’s return.

7	OPPENHEIMER CORPORATE BOND FUND

FUND PERFORMANCE DISCUSSION

One example of where we capitalized on issuers with improving credit quality during the period was Ford Motor Credit Co., LLC, the financial services arm of Ford Motor Co., which has been benefiting from its operational restructuring and its new agreement with the United Auto Workers that significantly lowered breakeven production levels, an increasingly competitive product portfolio and the recovery in the U.S. auto sector. We established a position in Ford in December 2011 as we expected to company’s fundamentals to be recognized by the market and rating agencies. As we expected, credit rating agency Moody’s upgraded the company at the end of May 2012, benefiting the Fund.

Anheuser-Busch InBev Worldwide, Inc. is an example of an opportunity we identified through mergers and acquisitions. The company was formed in June 2008 through the combination of Belgium-based brewer InBev and St. Louis-based Anheuser-Busch Companies. It is a leading global beer brewer with production plants in the Americas, Asia and Europe. We had confidence in management’s commitment to improve the company’s balance sheet as management compensation included a target to reduce leverage following the transaction, with bonus payouts based upon progress. Over time, the combination of favorable growth trends in global beer consumption, synergies from the merger, the company’s ability to grow market-share and management’s commitment to the use of free cash flow toward debt pay-down has led to positive performance.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until July 31, 2012. For all Classes, performance is measured from inception of the Class on August 2, 2010. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

The Fund’s performance is compared to the performance of the Barclays Capital U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds. Index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. Indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.

8	OPPENHEIMER CORPORATE BOND FUND

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class A Shares with Sales Charge of the Fund at 7/31/12

1-Year  5.28%       Since Inception (8/2/10)  6.43%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 13 for further information.

9	OPPENHEIMER CORPORATE BOND FUND

FUND PERFORMANCE DISCUSSION

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class C Shares with Sales Charge of the Fund at 7/31/12

1-Year  8.58%       Since Inception (8/2/10)  8.08%

10	OPPENHEIMER CORPORATE BOND FUND

Class N Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class N Shares with Sales Charge of the Fund at 7/31/12

1-Year  9.12%       Since Inception (8/2/10)  8.67%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 13 for further information.

11	OPPENHEIMER CORPORATE BOND FUND

FUND PERFORMANCE DISCUSSION

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of Class Y Shares of the Fund at 7/31/12

1-Year  10.67%      Since Inception (8/2/10)  9.15%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 13 for further information.

12	OPPENHEIMER CORPORATE BOND FUND

NOTES

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Class A shares of the Fund were first publicly offered on 8/2/10. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.

Class C shares of the Fund were first publicly offered on 8/2/10. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 8/2/10. Class N shares are offered only through certain retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 8/2/10. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.

13	OPPENHEIMER CORPORATE BOND FUND

FUND EXPENSE

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	OPPENHEIMER CORPORATE BOND FUND

Actual	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During 6 Months Ended July 31, 2012
Class A	$1,000.00	$1,061.40	$5.14
Class C	1,000.00	1,058.50	8.99
Class N	1,000.00	1,061.10	6.37
Class Y	1,000.00	1,062.60	3.65

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.89	5.03
Class C	1,000.00	1,016.16	8.81
Class N	1,000.00	1,018.70	6.24
Class Y	1,000.00	1,021.33	3.57

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended July 31, 2012 are as follows:

Class	Expense Ratios
Class A	1.00%
Class C	1.75
Class N	1.24
Class Y	0.71

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

15	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS    July 31, 2012

	Principal Amount	Value
Asset-Backed Securities—2.4%
AmeriCredit Automobile Receivables Trust 2010-4, Automobile Receivables-Backed Nts., Series 2010-4, Cl. E, 6.40%, 4/9/18[1]	$350,000	$379,787
AmeriCredit Automobile Receivables Trust 2011-4, Automobile Receivables-Backed Nts., Series 2011-4, Cl. D, 4.08%, 7/10/17	80,000	83,149
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. D, 4.72%, 3/8/18	135,000	145,253
AmeriCredit Automobile Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. D, 3.38%, 4/9/18	100,000	102,719
CarMax Auto Owner Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 3.62%, 8/15/17	300,000	307,915
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. C, 2.86%, 6/15/17[1]	203,040	203,786
Santander Drive Auto Receivables Trust 2012-1, Automobile Receivables Nts., Series 2012-1, Cl. C, 3.78%, 11/15/17	355,000	367,076
Santander Drive Auto Receivables Trust 2012-3, Automobile Receivables Nts.:
Series 2012-3, Cl. C, 3.01%, 4/16/18	190,000	192,646
Series 2012-3, Cl. D, 3.64%, 5/15/18	60,000	61,175
Total Asset-Backed Securities (Cost $1,825,250)		1,843,506
Mortgage-Backed Obligations—1.7%
Banc of America Commercial Mortgage Trust 2007-5, Commercial Mtg. Pass-Through Certificates, Series 2007-5, Cl. AM, 5.772%, 2/1/51	120,000	124,641
Banc of America Mortgage 2007-1 Trust, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 1A24, 6%, 3/1/37	154,601	147,116
CHL Mortgage Pass-Through Trust 2006-17, Mtg. Pass-Through Certificates, Series 2006-17, Cl. A2, 6%, 12/1/36	317,990	279,330
Citigroup Mortgage Loan Trust, Inc. 2006-AR2, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 1A2, 2.98%, 3/1/36[2]	114,116	86,950
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2007-AR12, Cl. 1A8, 2.455%, 10/1/35[2]	61,230	53,516
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.447%, 12/1/35[2]	174,260	150,647
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	49,632	45,843
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 2.616%, 3/1/36[2]	183,482	162,823
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.666%, 3/25/36[2]	177,747	153,777
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 6.011%, 11/1/37[2]	163,737	134,838
Total Mortgage-Backed Obligations (Cost $1,317,070)		1,339,481

16	OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
U.S. Government Obligations—0.2%
U.S. Treasury Nts., 1.75%, 5/15/22[3] (Cost $183,486)	$182,000	$186,550
Corporate Bonds and Notes—86.0%
Consumer Discretionary—10.5%
Auto Components—0.4%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	245,000	264,906
Automobiles—2.1%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	382,000	609,010
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Nts., 8/2/21	902,000	998,823
		1,607,833
Hotels, Restaurants & Leisure—1.5%
Darden Restaurants, Inc., 4.50% Sr. Unsec. Unsub. Nts., 10/15/21	233,000	250,783
Hyatt Hotels Corp.:
3.875% Sr. Unsec. Unsub. Nts., 8/15/16	115,000	122,628
5.75% Sr. Unsec. Unsub. Nts., 8/15/15[1]	628,000	690,833
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	92,000	109,914
		1,174,158
Household Durables—0.4%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	255,000	274,444
Whirlpool Corp., 5.50% Sr. Unsec. Unsub. Nts., 3/1/13	33,000	33,802
		308,246
Media—3.7%
CBS Corp., 4.85% Sr. Unsec. Unsub. Nts., 7/1/42	215,000	228,320
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	300,000	331,110
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18	242,000	275,275
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	182,000	197,192
DISH DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21	245,000	269,194
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	205,000	263,019
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	250,000	358,396
Time Warner, Inc., 9.15% Debs., 2/1/23	300,000	428,126
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21	354,000	404,508
6.50% Sr. Sec. Nts., 1/15/18	100,000	110,500
		2,865,640
Multiline Retail—0.8%
Dollar General Corp., 4.125% Nts., 7/15/17	317,000	330,473
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	125,000	136,647
Macy’s Retail Holdings, Inc., 5.125% Sr. Unsec. Nts., 1/15/42	113,000	125,167
		592,287

17	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Specialty Retail—1.2%
Limited Brands, Inc., 6.625% Sr. Nts., 4/1/21	$344,000	$383,990
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	258,000	279,608
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	253,000	283,676
		947,274
Textiles, Apparel & Luxury Goods—0.4%
Phillips-Van Heusen Corp., 7.375% Sr. Unsec. Unsub. Nts., 5/15/20	240,000	268,500
Consumer Staples—6.2%
Beverages—1.9%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	345,000	594,402
Diageo Investment Corp., 4.25% Sr. Unsec. Unsub. Nts., 5/11/42	310,000	355,340
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	31,000	34,077
Pernod-Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	362,000	389,338
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Nts., 1/15/42	105,000	126,943
		1,500,100
Food & Staples Retailing—0.5%
Delhaize Group, 5.70% Sr. Unsec. Nts., 10/1/40	103,000	86,188
Wal-Mart Stores, Inc., 5.625% Sr. Unsec. Nts., 4/15/41	232,000	326,172
		412,360
Food Products—2.7%
Archer-Daniels-Midland Co., 5.765% Sr. Unsec. Bonds, 3/1/41	347,000	469,032
Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	395,000	497,717
Kraft Foods Group, Inc., 6.50% Sr. Unsec. Unsub. Nts., 2/9/40[1]	300,000	402,372
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	251,000	271,708
Tyson Foods, Inc., 4.50% Sr. Unsec. Unsub. Nts., 6/15/22	406,000	412,090
		2,052,919
Tobacco—1.1%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	195,000	339,587
Lorillard Tobacco Co., 6.875% Sr. Unsec. Nts., 5/1/20	390,000	477,075
		816,662
Energy—11.2%
Energy Equipment & Services—2.4%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	404,000	454,458
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18	404,000	468,077
Rowan Cos., Inc., 4.875% Sr. Unsec. Nts., 6/1/22	505,000	527,543
Schlumberger Investment SA, 2.40% Sr. Unsec. Nts., 8/1/22[1]	420,000	422,767
		1,872,845

18	OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels—8.8%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	$358,000	$447,101
Apache Corp., 4.75% Sr. Unsec. Unsub. Nts., 4/15/43	280,000	333,240
BG Energy Capital plc, 4% Sr. Unsec. Nts., 10/15/21[1]	330,000	364,703
Canadian Oil Sands Ltd., 6% Sr. Unsec. Nts., 4/1/42[1]	171,000	194,989
DCP Midstream LLC, 9.70% Sr. Unsec. Nts., 12/1/13[1]	170,000	186,244
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	855,000	1,009,800
Energy Transfer Partners LP:
4.65% Sr. Unsec. Unsub. Nts., 6/1/21	358,000	382,535
5.20% Sr. Unsec. Unsub. Nts., 2/1/22	271,000	300,332
Kinder Morgan Energy Partners LP, 3.95% Sr. Unsec. Unsub. Nts., 9/1/22	268,000	283,655
Newfield Exploration Co., 6.875% Sr. Unsec. Sub. Nts., 2/1/20	253,000	278,300
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	230,000	293,680
Phillips 66, 5.875% Sr. Unsec. Unsub. Nts., 5/1/42[1]	300,000	346,067
Plains All American Pipeline LP/PAA Finance Corp., 3.65% Sr. Unsec. Unsub. Nts., 6/1/22	300,000	318,910
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	243,000	270,338
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[1]	285,000	279,300
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22[1]	378,000	396,221
TransCanada PipeLines Ltd., 2.50% Sr. Unsec. Nts., 8/1/22[4]	600,000	606,317
Woodside Finance Ltd., 4.60% Sr. Unsec. Nts., 5/10/21[1]	426,000	466,120
		6,757,852
Financials—26.5%
Capital Markets—7.0%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[1]	740,000	824,415
Goldman Sachs Group, Inc. (The):
5.75% Sr. Unsec. Nts., 1/24/22	800,000	876,376
6.25% Sr. Nts., 2/1/41	480,000	527,155
Macquarie Bank Ltd.:
5% Sr. Nts., 2/22/17[1]	276,000	286,377
6.625% Unsec. Sub. Nts., 4/7/21[1]	295,000	304,862
Morgan Stanley:
5.625% Sr. Unsec. Nts., 9/23/19	1,130,000	1,144,745
5.95% Sr. Unsec. Nts., Series F, 12/28/17	524,000	548,143
Nomura Holdings, Inc., 6.70% Sr. Unsec. Nts., 3/4/20	132,000	152,584
Raymond James Financial, Inc., 5.625% Sr. Nts., 4/1/24	269,000	294,899
UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13	25,000	25,301
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Nts.[5]	393,000	389,070
		5,373,927
Commercial Banks—5.2%
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	728,000	729,820
HSBC Bank USA NA, 4.875% Unsec. Sub. Nts., 8/24/20	650,000	688,789

19	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Commercial Banks Continued
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[2]	$460,000	$443,900
LBG Capital No.1 plc, 8% Unsec. Sub. Nts., 12/15/49[1]	250,000	223,125
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[1]	366,000	369,384
Regions Bank (Birmingham AL), 6.45% Unsec. Sub. Nts., 6/26/37	42,000	41,790
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K5	533,000	599,625
Zions Bancorp, 4.50% Sr. Unsec. Unsub. Nts., 3/27/17	873,000	881,491
		3,977,924
Consumer Finance—2.1%
Discover Bank, 8.70% Unsec. Sub. Nts., 11/18/19	549,000	695,578
SLM Corp., 6.25% Sr. Nts., 1/25/16	821,000	874,365
		1,569,943
Diversified Financial Services—5.4%
Bank of America Corp.:
3.75% Sr. Unsec. Unsub. Nts., 7/12/16	340,000	352,537
5.70% Sr. Unsec. Unsub. Nts., 1/24/22	620,000	710,283
Citigroup, Inc.:
2.25% Sr. Unsec. Nts., 8/7/15[4]	100,000	99,860
4.50% Sr. Unsec. Nts., 1/14/22	620,000	654,117
6.125% Sr. Unsec. Unsub. Nts., 11/21/17	998,000	1,141,515
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[5]	703,000	778,514
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	351,000	432,153
		4,168,979
Insurance—5.9%
American International Group, Inc.:
4.875% Sr. Unsec. Nts., 6/1/22	160,000	170,858
6.25% Jr. Sub. Bonds, 3/15/37	360,000	352,800
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	251,000	320,267
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	238,000	270,259
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	490,000	561,604
Hartford Financial Services Group, Inc., 6.625% Sr. Unsec. Unsub. Nts., 4/15/42	140,000	155,629
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	885,000	858,450
MidAmerican Energy Co., 5.95% Sr. Unsec. Unsub. Nts., 7/15/17	350,000	420,034
PacifiCorp, 4.10% Sr. Sec. Bonds, 2/1/42	170,000	187,704
Swiss Re Capital I LP, 6.854% Perpetual Bonds[1,5]	250,000	244,753
Unum Group, 5.625% Sr. Unsec. Unsub. Nts., 9/15/20	610,000	671,392
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37[2,6]	345,000	348,450
		4,562,200

20	OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Real Estate Investment Trusts—0.9%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	$280,000	$301,095
7% Sr. Unsec. Nts., 10/15/17	337,000	394,426
		695,521
Health Care—4.0%
Biotechnology—1.4%
Amgen, Inc.:
3.625% Sr. Unsec. Unsub. Nts., 5/15/22	141,000	150,783
5.65% Sr. Unsec. Unsub. Nts., 6/15/42	139,000	164,110
Celgene Corp.:
3.95% Sr. Unsec. Nts., 10/15/20	125,000	134,598
5.70% Sr. Unsec. Nts., 10/15/40	109,000	127,272
Gilead Sciences, Inc., 5.65% Sr. Unsec. Nts., 12/1/41	365,000	463,123
		1,039,886
Health Care Providers & Services—0.9%
Aristotle Holding, Inc., 3.90% Unsec. Nts., 2/15/22[1]	257,000	277,136
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	158,000	223,216
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	181,000	220,443
		720,795
Pharmaceuticals—1.7%
Bristol-Myers Squibb Co., 2% Sr. Unsec. Unsub. Nts., 8/1/22	504,000	498,085
Eli Lilly & Co., 5.95% Sr. Unsec. Unsub. Nts., 11/15/37	190,000	269,730
GlaxosmithKline Capital, Inc., 6.375% Sr. Unsec. Nts., 5/15/38	90,000	132,330
Mylan, Inc., 6% Sr. Nts., 11/15/18[1]	260,000	281,450
Teva Pharmaceutical Finance Co. LLC, 6.15% Sr. Unsec. Nts., 2/1/36	81,000	110,732
		1,292,327
Industrials—6.0%
Aerospace & Defense—1.1%
BE Aerospace, Inc., 5.25% Sr. Unsec. Unsub. Nts., 4/1/22	279,000	293,648
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	355,000	382,956
Lockheed Martin Corp., 5.50% Sr. Unsec. Unsub. Nts., 11/15/39	118,000	146,113
		822,717
Commercial Services & Supplies—0.6%
Clean Harbors, Inc., 5.25% Sr. Unsec. Nts., 8/1/20[1]	456,000	472,530
Industrial Conglomerates—1.7%
General Electric Capital Corp.:
6.25% Sub. Nts., 12/15/49	300,000	308,130
6.375% Unsec. Sub. Bonds, 11/15/67	537,000	567,394
7.125% Unsec. Sub. Nts., 12/15/49	400,000	434,438
		1,309,962

21	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Machinery—1.7%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16[1]	$252,000	$272,790
ITT Corp., 7.375% Unsec. Debs., 11/15/15	494,000	572,227
Joy Global, Inc., 5.125% Sr. Unsec. Unsub. Nts., 10/15/21	453,000	503,633
		1,348,650
Professional Services—0.4%
FTI Consulting, Inc., 6.75% Sr. Unsec. Nts., 10/1/20	263,000	277,465
Road & Rail—0.5%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	286,000	351,004
Information Technology—4.1%
Communications Equipment—0.4%
Cisco Systems, Inc., 5.50% Sr. Unsec. Unsub. Nts., 1/15/40	130,000	174,253
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	112,000	129,244
		303,497
Computers & Peripherals—0.6%
Dell, Inc., 5.40% Sr. Unsec. Unsub. Nts., 9/10/40	150,000	164,068
Hewlett-Packard Co., 4.65% Sr. Unsec. Nts., 12/9/21	277,000	292,001
		456,069
Electronic Equipment & Instruments—1.1%
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	495,000	529,480
Corning, Inc., 4.75% Sr. Unsec. Unsub. Nts., 3/15/42	313,000	346,025
		875,505
Internet Software & Services—0.2%
eBay, Inc., 4% Sr. Unsec. Unsub. Nts., 7/15/42	150,000	152,112
Semiconductors & Semiconductor Equipment—0.6%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20	250,000	263,125
Applied Materials, Inc., 5.85% Sr. Unsec. Unsub. Nts., 6/15/41	152,000	195,874
		458,999
Software—1.2%
Oracle Corp., 5.375% Sr. Unsec. Unsub. Nts., 7/15/40	320,000	424,419
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	445,000	466,804
		891,223
Materials—7.1%
Chemicals—2.1%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	232,000	301,153
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	701,000	738,171
E.I. du Pont de Nemours & Co., 4.90% Sr. Unsec. Unsub. Nts., 1/15/41	100,000	127,231
Eastman Chemical Co., 4.80% Sr. Unsec. Nts., 9/1/42	420,000	459,414
		1,625,969

22	OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Containers & Packaging—0.9%
Packaging Corp. of America, 3.90% Sr. Unsec. Unsub. Nts., 6/15/22	$250,000	$262,888
Rock-Tenn Co., 4.90% Sr. Unsec. Nts., 3/1/22[1]	99,000	105,614
Sealed Air Corp., 8.375% Sr. Unsec. Nts., 9/15/21[1]	235,000	269,075
		637,577
Metals & Mining—2.8%
ArcelorMittal, 6.25% Sr. Unsec. Unsub. Nts., 2/25/22	380,000	381,853
Cliffs Natural Resources, Inc., 6.25% Sr. Unsec. Unsub. Nts., 10/1/40	145,000	147,325
Freeport-McMoRan Copper & Gold, Inc., 3.55% Sr. Unsec. Nts., 3/1/22	467,000	472,897
Petrohawk Energy Corp., 6.25% Sr. Unsec. Nts., 6/1/19	841,000	941,263
Xstrata Canada Corp., 6% Sr. Unsec. Unsub. Nts., 10/15/15	197,000	219,259
		2,162,597
Paper & Forest Products—1.3%
Georgia-Pacific LLC, 5.40% Sr. Unsec. Nts., 11/1/20[1]	345,000	407,818
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	145,000	177,226
Westvaco Corp., 7.95% Sr. Unsec. Unsub. Nts., 2/15/31	351,000	421,207
		1,006,251
Telecommunication Services—5.5%
Diversified Telecommunication Services—4.9%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	763,000	1,019,444
British Telecommunications plc, 9.875% Bonds, 12/15/30	276,000	442,956
CenturyLink, Inc., 7.65% Sr. Unsec. Unsub. Nts., 3/15/42	425,000	438,728
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	405,000	440,438
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	180,000	158,400
Telefonica Emisiones SAU, 5.462% Sr. Unsec. Unsub. Nts., 2/16/21	528,000	476,423
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	390,000	541,296
Windstream Corp., 7.875% Sr. Unsec. Unsub. Nts., 11/1/17	241,000	266,004
		3,783,689
Wireless Telecommunication Services—0.6%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	387,000	408,701
Utilities—4.9%
Electric Utilities—2.3%
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	483,000	515,027
Georgia Power Co., 4.30% Sr. Nts., 3/15/42	265,000	297,099
Oncor Electric Delivery Co. LLC, 4.10% Sr. Sec. Nts., 6/1/22[1]	178,000	189,844
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21[1]	708,000	784,649
		1,786,619

23	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Gas Utilities—0.4%
Southwest Gas Corp., 3.875% Sr. Unsec. Unsub. Nts., 4/1/22	$260,000	$280,724
Multi-Utilities—2.2%
Boston Gas Co., 4.487% Sr. Unsec. Nts., 2/15/42[1]	165,000	190,522
CenterPoint Energy, Inc., 5.95% Sr. Unsec. Unsub. Nts., 2/1/17	400,000	460,784
Consumers Energy Co., 2.85% Sec. Nts., 5/15/22	390,000	408,652
Pacific Gas & Electric Co.:
4.50% Sr. Unsec. Nts., 12/15/41	168,000	194,292
5.625% Sr. Unsec. Unsub. Nts., 11/30/17	400,000	483,763
		1,738,013
Total Corporate Bonds and Notes (Cost $62,443,984)		65,992,957
Short-Term Notes—2.0%
Coca-Cola Co., 0.17%, 10/19/12[7]	375,000	374,844
Daimler Finance NA LLC, 0.42%, 9/4/12[7]	375,000	374,851
Devon Energy Corp., 0.36%, 8/23/12	375,000	374,918
General Mills, Inc., 0.28%, 9/20/12[7]	375,000	374,854
Total Short-Term Notes (Cost $1,499,483)		1,499,467
	Shares
Investment Company—6.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[8,9] (Cost $5,015,124)	5,015,124	5,015,124
Total Investments, at Value (Cost $72,284,397)	98.8%	75,877,085
Other Assets Net of Liabilities	1.2	886,199

Net Assets	100.0%	$76,763,284

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $10,226,871 or 13.32% of the Fund’s net assets as of July 31, 2012.

2. Represents the current interest rate for a variable or increasing rate security.

3. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $186,550. See Note 6 of the accompanying Notes.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after July 31, 2012. See Note 1 of the accompanying Notes.

5. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

6. Restricted security. The aggregate value of restricted securities as of July 31, 2012 was $348,450, which represents 0.45% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11-7/26/11	$346,832	$348,450	$1,618

24	OPPENHEIMER CORPORATE BOND FUND

7. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $1,124,549 or 1.46% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares July 29, 2011[a]	Gross Additions	Gross Reductions	Shares July 31, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	2,625,210	53,346,025	50,956,111	5,015,124

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$5,015,124	$6,804

    a. July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

9. Rate shown is the 7-day yield as of July 31, 2012.

Futures Contracts as of July 31, 2012 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bonds	Sell	47	9/19/12	$7,098,469	$ (2,195)
U.S. Treasury Nts., 2 yr.	Buy	66	9/28/12	14,560,219	15,496
U.S. Treasury Nts., 5 yr.	Sell	99	9/28/12	12,353,344	(97,346)
U.S. Treasury Nts., 10 yr.	Buy	36	9/19/12	4,847,625	(2,263)

					$(86,308)

See accompanying Notes to Financial Statements.

25	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES    July 31, 2012

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $67,269,273)	$70,861,961
Affiliated companies (cost $5,015,124)	5,015,124
75,877,085
Cash	307,027
Cash used for collateral on futures	12,000
Receivables and other assets:
Investments sold (including $651,010 sold on a when-issued or delayed delivery basis)	2,211,786
Shares of beneficial interest sold	1,056,266
Dividends	911,367
Futures margins	4,301
Other	6,286
Total assets	80,386,118
Liabilities
Payables and other liabilities:
Investments purchased (including $1,345,200 purchased on a when-issued or delayed delivery basis)	3,484,998
Shares of beneficial interest redeemed	60,191
Distribution and service plan fees	14,692
Futures margins	10,774
Transfer and shareholder servicing agent fees	9,617
Dividends	9,544
Shareholder communications	7,404
Trustees’ compensation	1,955
Other	23,659
Total liabilities	3,622,834
Net Assets	$76,763,284
Composition of Net Assets
Par value of shares of beneficial interest	$7,035
Additional paid-in capital	72,535,435
Accumulated net investment income	641
Accumulated net realized gain on investments	713,793
Net unrealized appreciation on investments	3,506,380
Net Assets	$76,763,284

26	OPPENHEIMER CORPORATE BOND FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $56,673,508 and 5,193,299 shares of beneficial interest outstanding)	$10.91
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.45
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $16,454,219 and 1,508,648 shares of beneficial interest outstanding)	$10.91
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,648,090 and 242,541 shares of beneficial interest outstanding)	$10.92
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $987,467 and 90,504 shares of beneficial interest outstanding)	$10.91

See accompanying Notes to Financial Statements.

27	OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF OPERATIONS    For the Year Ended July 31, 2012

Investment Income
Interest	$2,343,676
Dividends from affiliated companies	6,804
Other income	12
Total investment income	2,350,492
Expenses
Management fees	238,728
Distribution and service plan fees:
Class A	61,824
Class C	91,973
Class N	6,456
Transfer and shareholder servicing agent fees:
Class A	58,398
Class C	18,463
Class N	2,401
Class Y	326
Shareholder communications:
Class A	19,798
Class C	7,357
Class N	816
Class Y	75
Legal, auditing and other professional fees	31,447
Trustees’ compensation	10,052
Custodian fees and expenses	8,440
Administration service fees	1,500
Other	11,497
Total expenses	569,551
Less waivers and reimbursements of expenses	(12,466)
Net expenses	557,085
Net Investment Income	1,793,407

28	OPPENHEIMER CORPORATE BOND FUND

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	$1,049,001
Closing and expiration of futures contracts	31,697
Net realized gain	1,080,698
Net change in unrealized appreciation/depreciation on:
Investments	3,050,523
Futures contracts	(77,806)
Net change in unrealized appreciation/depreciation	2,972,717
Net Increase in Net Assets Resulting from Operations	$5,846,822

See accompanying Notes to Financial Statements.

29	OPPENHEIMER CORPORATE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2012	Period Ended July 29, 2011[1]
Operations
Net investment income	$1,793,407	$975,176
Net realized gain	1,080,698	300,864
Net change in unrealized appreciation/depreciation	2,972,717	533,663
Net increase in net assets resulting from operations	5,846,822	1,809,703
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,496,544)	(952,417)
Class C	(251,600)	(14,716)
Class N	(42,025)	(7,157)
Class Y	(3,229)	(896)
	(1,793,398)	(975,186)
Distributions from net realized gain:
Class A	(241,548)	(119,090)
Class C	(45,753)	(1,089)
Class N	(5,288)	(534)
Class Y	(277)	(110)
	(292,866)	(120,823)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	23,774,878	29,322,803
Class C	13,578,684	2,029,818
Class N	1,921,586	596,200
Class Y	949,778	15,285
	40,224,926	31,964,106
Net Assets
Total increase	43,985,484	32,677,800
Beginning of period	32,777,800	100,000 [2]
End of period (including accumulated net investment income (loss) of $641 and $(941), respectively)	$76,763,284	$32,777,800

1. For the period from August 2, 2010 (commencement of operations) to July 29, 2011, which represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Reflects the value of the Manager’s initial seed money invested on September 10, 2009.

See accompanying Notes to Financial Statements.

30	OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS

	Year Ended July 31,	Period Ended July 29,
Class A	2012	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.28	$10.00
Income (loss) from investment operations:
Net investment income[2]	.37	.41
Net realized and unrealized gain	.69	.33
Total from investment operations	1.06	.74
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.37)	(.41)
Distributions from net realized gain	(.06)	(.05)
Total dividends and/or distributions to shareholders	(.43)	(.46)
Net asset value, end of period	$10.91	$10.28
Total Return, at Net Asset Value[3]	10.53%	7.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56,674	$30,080
Average net assets (in thousands)	$42,490	$23,784
Ratios to average net assets:[4]
Net investment income	3.52%	4.02%
Total expenses[5]	0.90%	0.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	0.80%
Portfolio turnover rate	123%	112%

1. For the period from August 2, 2010 (commencement of operations) to July 29, 2011, which represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2012	0.91%
Period Ended July 29, 2011	0.86%

See accompanying Notes to Financial Statements.

31	OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS    Continued

	Year Ended July 31,	Period Ended July 29,
Class C	2012	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.28	$10.00
Income (loss) from investment operations:
Net investment income[2]	.28	.30
Net realized and unrealized gain	.69	.34
Total from investment operations	.97	.64
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.28)	(.31)
Distributions from net realized gain	(.06)	(.05)
Total dividends and/or distributions to shareholders	(.34)	(.36)
Net asset value, end of period	$10.91	$10.28
Total Return, at Net Asset Value[3]	9.58%	6.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,454	$2,061
Average net assets (in thousands)	$ 9,231	$ 491
Ratios to average net assets:[4]
Net investment income	2.73%	3.00%
Total expenses[5]	1.84%	2.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.75%
Portfolio turnover rate	123%	112%

1. For the period from August 2, 2010 (commencement of operations) to July 29, 2011, which represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2012	1.85%
Period Ended July 29, 2011	2.48%

See accompanying Notes to Financial Statements.

32	OPPENHEIMER CORPORATE BOND FUND

	Year Ended July 31,	Period Ended July 29,
Class N	2012	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.29	$10.00
Income (loss) from investment operations:
Net investment income[2]	.34	.36
Net realized and unrealized gain	.68	.34
Total from investment operations	1.02	.70
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.33)	(.36)
Distributions from net realized gain	(.06)	(.05)
Total dividends and/or distributions to shareholders	(.39)	(.41)
Net asset value, end of period	$10.92	$10.29
Total Return, at Net Asset Value[3]	10.12%	7.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,648	$611
Average net assets (in thousands)	$1,305	$203
Ratios to average net assets:[4]
Net investment income	3.22%	3.53%
Total expenses[5]	1.31%	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%	1.24%
Portfolio turnover rate	123%	112%

1. For the period from August 2, 2010 (commencement of operations) to July 29, 2011, which represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2012	1.32%
Period Ended July 29, 2011	1.81%

See accompanying Notes to Financial Statements.

33	OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS    Continued

	Year Ended July 31,	Period Ended July 29,
Class Y	2012	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.28	$10.00
Income (loss) from investment operations:
Net investment income[2]	.36	.41
Net realized and unrealized gain	.71	.33
Total from investment operations	1.07	.74
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.38)	(.41)
Distributions from net realized gain	(.06)	(.05)
Total dividends and/or distributions to shareholders	(.44)	(.46)
Net asset value, end of period	$10.91	$10.28
Total Return, at Net Asset Value[3]	10.67%	7.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$987	$26
Average net assets (in thousands)	$ 91	$22
Ratios to average net assets:[4]
Net investment income	3.53%	4.06%
Total expenses[5]	0.97%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%	0.75%
Portfolio turnover rate	123%	112%

1. For the period from August 2, 2010 (commencement of operations) to July 29, 2011, which represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2012	0.98%
Period Ended July 29, 2011	2.24%

See accompanying Notes to Financial Statements.

34	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Corporate Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Periods. The last day of certain of the Fund’s prior fiscal years was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

35	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

As of July 31, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,345,200
Sold securities	651,010

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$526,397	$120,883	$3,064	$3,578,553

36	OPPENHEIMER CORPORATE BOND FUND

1. The Fund had $3,064 of straddle losses which were deferred.

2. During the fiscal year ended July 31, 2012, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended July 29, 2011, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments[4]
$255,139	$1,573	$256,712

4. $255,139, including $47,840 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended July 31, 2012 and July 31, 2011 was as follows:

	Year Ended July 31, 2012	Year Ended July 31, 2011
Distributions paid from:
Ordinary income	$1,951,210	$1,067,219
Long-term capital gain	135,054	28,790

Total	$2,086,264	$1,096,009

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$72,298,532
Federal tax cost of other investments	(43,968)

Total federal tax cost	$72,254,564

Gross unrealized appreciation	$3,693,954
Gross unrealized depreciation	(115,401)

Net unrealized appreciation	$3,578,553

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the

37	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

38	OPPENHEIMER CORPORATE BOND FUND

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

39	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard Inputs Generally Considered by Third-Party Pricing Vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or

40	OPPENHEIMER CORPORATE BOND FUND

changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

41	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$1,843,506	$—	$1,843,506
Mortgage-Backed Obligations	—	1,339,481	—	1,339,481
U.S. Government Obligations	—	186,550	—	186,550
Corporate Bonds and Notes	—	65,992,957	—	65,992,957
Short-Term Notes	—	1,499,467	—	1,499,467
Investment Company	5,015,124	—	—	5,015,124

Total Investments, at Value	5,015,124	70,861,961	—	75,877,085
Other Financial Instruments:
Futures margins	4,301	—	—	4,301

Total Assets	$5,019,425	$70,861,961	$—	$75,881,386

Liabilities Table
Other Financial Instruments:
Futures margins	$(10,774)	$—	$—	$(10,774)

Total Liabilities	$(10,774)	$—	$—	$(10,774)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2012		Period Ended July 29, 2011[1,2]
	Shares	Amount	Shares	Amount
Class A
Sold	5,552,030	$57,867,124	3,202,861	$32,222,319
Dividends and/or distributions reinvested	111,269	1,163,360	10,676	108,624
Redeemed	(3,395,055)	(35,255,606)	(295,482)	(3,008,140)

Net increase	2,268,244	$23,774,878	2,918,055	$29,322,803

Class C
Sold	1,527,113	$15,858,672	222,250	$2,259,786
Dividends and/or distributions reinvested	27,584	288,295	1,365	13,879
Redeemed	(246,580)	(2,568,283)	(24,084)	(243,847)

Net increase	1,308,117	$13,578,684	199,531	$2,029,818

42	OPPENHEIMER CORPORATE BOND FUND

	Year Ended July 31, 2012		Period Ended July 29, 2011[1,2]
	Shares	Amount	Shares	Amount
Class N
Sold	198,112	$2,076,439	57,898	$590,554
Dividends and/or distributions reinvested	4,403	46,169	674	6,859
Redeemed	(19,427)	(201,022)	(119)	(1,213)

Net increase	183,088	$1,921,586	58,453	$596,200

Class Y
Sold	90,009	$971,067	1,709	$17,210
Dividends and/or distributions reinvested	249	2,622	7	75
Redeemed	(2,273)	(23,911)	(197)	(2,000)

Net increase	87,985	$949,778	1,519	$15,285

1. For the period from August 2, 2010 (commencement of operations) to July 29, 2011.

2. The Fund sold 7,000 shares of Class A at a value of $70,000 and 1,000 shares each of Class C, Class N and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on September 10, 2009. These amounts are not reflected in the table above.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended July 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$95,353,953	$58,898,936
U.S. government and government agency obligations	441,994	257,253

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.45%
Next $500 million	0.40
Next $4 billion	0.35
Over $5 billion	0.30

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2012, the Fund paid $71,289 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

43	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2012 were as follows:

Class C	$66,469
Class N	24,076

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

44	OPPENHEIMER CORPORATE BOND FUND

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
July 31, 2012	$63,796	$55	$1,412	$102

Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to limit the Fund’s “Total expenses,” so that as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.00%, 1.75%, 1.25% and 0.75%, for Class A, Class C, Class N and Class Y, respectively. During the year ended July 31, 2012, the Manager reimbursed the Fund $8,047, $747 and $194 for Class C, Class N and Class Y shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended July 31, 2012, the Manager waived fees and/or reimbursed the Fund $3,441 for IMMF management fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.

During the year ended July 31, 2012, OFS waived transfer and shareholder servicing agent fees as follows:

Class Y	$37

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

45	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and

46	OPPENHEIMER CORPORATE BOND FUND

counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Valuations of derivative instruments as of July 31, 2012 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts	Futures margins	$4,301	*	Futures margins	$10,774	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts
Interest rate contracts	$31,697

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$(77,806)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

47	OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the year ended July 31, 2012, the Fund had an ending monthly average market value of $18,679,010 and $13,036,282 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

7. Restricted Securities

As of July 31, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified

48	OPPENHEIMER CORPORATE BOND FUND

damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2012, the court granted appellees’ motion to dismiss the appeal. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

49	OPPENHEIMER CORPORATE BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Corporate Bond Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Corporate Bond Fund, including the statement of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from August 2, 2010 (commencement of operations) to July 29, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Corporate Bond Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and the period from August 2, 2010 (commencement of operations) to July 29, 2011, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 17, 2012

50	OPPENHEIMER CORPORATE BOND FUND

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.

Capital gain distributions of $0.02617 per share were paid to Class A, Class C, Class N and Class Y shareholders, respectively, on December 29, 2011. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

None of the dividends paid by the Fund during the fiscal year ended July 31, 2012 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended July 31, 2012 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2012, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended July 31, 2012, the maximum amount allowable but not less than $1,564,371 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $733,157 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

51	OPPENHEIMER CORPORATE BOND FUND

SPECIAL SHAREHOLDER MEETING    Unaudited

On February 29, 2012, a shareholder meeting of Oppenheimer Corporate Bond Fund (the “Fund”) was held at which the twelve Trustees identified below were elected (Proposal No. 1). At the meeting the sub-proposals in Proposal No. 2 and Proposal No. 3 were approved as described in the Fund’s proxy statement dated December 16, 2011. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
William L. Armstrong	4,420,898	33,173
Edward L. Cameron	4,420,898	33,173
Jon S. Fossel	4,420,898	33,173
Sam Freedman	4,420,898	33,173
Richard F. Grabish	4,420,898	33,173
Beverly L. Hamilton	4,430,397	23,674
Robert J. Malone	4,420,898	33,173
F. William Marshall, Jr.	4,420,898	33,173
Victoria J. Herget	4,430,397	23,674
Karen L. Stuckey	4,430,397	23,674
James D. Vaughn	4,420,898	33,173
William F. Glavin, Jr.	4,420,898	33,173

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain	Broker Non Vote
2,881,660	244,589	171,818	1,156,005

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain	Broker Non Vote
3,054,261	71,987	171,818	1,156,005

2c: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain	Broker Non Vote
3,054,261	71,987	171,818	1,156,005

2e-1: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain	Broker Non Vote
3,038,249	88,000	171,818	1,156,005

2g-1: Proposal to revise the fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
3,038,249	88,000	171,818	1,156,005

2h: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain	Broker Non Vote
3,038,249	88,000	171,818	1,156,005

2i: Proposal to revise fundamental policy relating to underwriting

For	Against	Abstain	Broker Non Vote
3,054,261	71,987	171,818	1,156,005

52	OPPENHEIMER CORPORATE BOND FUND

SPECIAL SHAREHOLDER MEETING    Unaudited / Continued

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain	Broker Non Vote
2,875,897	235,772	186,396	1,156,005

53	OPPENHEIMER CORPORATE BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies (“portfolio proxies”) relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Fund’s Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

54	OPPENHEIMER CORPORATE BOND FUND

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees and Trustee (since 2010) Age: 75	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2010) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2010) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

55	OPPENHEIMER CORPORATE BOND FUND

TRUSTEES AND OFFICERS    Unaudited / Continued

Sam Freedman, Trustee (since 2010) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard Grabish, Trustee (since 2010) Age: 63	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2010) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Age: 60	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 37 portfolios

56	OPPENHEIMER CORPORATE BOND FUND

Victoria J. Herget, Continued	in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2010) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2010) Age: 70	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 41 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (since 2003); Board member and

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TRUSTEES AND OFFICERS    Unaudited / Continued

James D. Vaughn, Continued	Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2010) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 95 portfolios as an officer in the OppenheimerFunds complex.

58	OPPENHEIMER CORPORATE BOND FUND

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2010) Age: 52	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-January 2012); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 95 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 95 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2010) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 95 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2010) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (June 2003-January 2012); Treasurer and Chief Financial Officer of

59	OPPENHEIMER CORPORATE BOND FUND

TRUSTEES AND OFFICERS    Unaudited / Continued

Brian W. Wixted, Continued	OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 95 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER CORPORATE BOND FUND

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

©2012 OppenheimerFunds, Inc. All rights reserved.

61	OPPENHEIMER CORPORATE BOND FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

62	OPPENHEIMER CORPORATE BOND FUND

PRIVACY POLICY NOTICE

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $26,500 in fiscal 2012 and $26,000 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $324,306 in fiscal 2012 and $168,500 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, and GIPS attestation procedures.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $1,800 in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $317,764 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $643,870 in fiscal 2012 and $168,500 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.

The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current

Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Corporate Bond Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	9/11/2012